Exhibit 10.1
Waiver and Consent
          This Waiver and Consent, dated as of August 14, 2006 (this “Waiver”), to Credit Agreement, dated as of October 26, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alpha NR Holding, Inc., a Delaware corporation (“Holdings”), Alpha Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), the Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders and Issuing Banks. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement as amended.
W i t n e s s e t h:
          Whereas, Holdings and the Borrower have requested a waiver of certain reporting covenants under the Credit Agreement as set forth herein; and
          Whereas, the Lenders signatory to a consent (an “Acknowledgment and Consent”) and the Administrative Agent have agreed to consent to such waiver on the terms and subject to the conditions herein provided.
          Now, Therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
     Section 1. Waiver. As of the Effective Date (as defined below), the Administrative Agent and each Lender signatory to an Acknowledgment and Consent hereby (i) consent to the delivery, on or prior to October 13, 2006 (the “Waiver Expiration Date”), of the financial statements required by Section 5.04(b) and the Financial Officer’s certificate required by Section 5.04(c) of the Credit Agreement with respect to the fiscal quarter of Holdings and its Subsidiaries ended June 30, 2006 (collectively, the “June 30 Reports”) and (ii) waive any Default or Event of Default arising under Section 5.04(b) and Section 5.04(c) of the Credit Agreement solely as a result of the delay in delivery of the June 30 Reports as contemplated in this Waiver; provided, however, that nothing contained in this Waiver shall be construed as a waiver of any other Default or Event of Default, including, without limitation, any such Default or Event of Default arising under Section 7.01(f) of the Credit Agreement.
     Section 2. Confirmation and Acknowledgment.
     (a) Each Revolving Facility Lender signatory to an Acknowledgment and Consent hereby confirms that, for the purposes of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement, the Leverage Ratio shall be deemed to be “Category 3” until the earlier of (i) the delivery of the June 30 Reports and (ii) the Waiver Expiration Date.
     (b) The Administrative Agent and each Lender signatory to an Acknowledgment and Consent hereby confirm that, based upon the information provided to the Administrative Agent and the Lenders as of the Effective Date by Holdings or the Borrower with respect to proposed potential accounting adjustments arising from certain purchases and sales on the over-the-counter coal market, such adjustments (and any resulting restatement of any financial statements of Holdings, the Borrower and their Subsidiaries to the extent arising from such accounting adjustments) do not and shall not constitute a breach of, or a Default or Event of Default pursuant to, Sections 3.05, 3.13, 3.21, 5.04(a), 5.04(b), 5.07 or 7.01(a) of the Credit Agreement.
     Section 3. Conditions Precedent. This Waiver shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
     (a) Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:
          (i) this Waiver, duly executed by the Borrower and Holdings, on behalf of itself and each other Loan Party, and the Administrative Agent;
          (ii) an Acknowledgment and Consent, in the form set forth hereto as Exhibit A, duly executed by each of the Required Lenders and the Majority Lenders under the Revolving Facility; and
          (iii) such additional documentation as the Administrative Agent may reasonably require.
     (b) Payment of Fees Costs and Expenses. The Administrative Agent and the Lenders shall have received payment of all fees, costs and expenses, including, without limitation, all fees, costs and expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Waiver, the Credit Agreement and each other Loan Document, as required by Section 5 and Section 6 hereof.
     (c) Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct.
     Section 4. Representations and Warranties. Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:
     (a) After giving effect to this Waiver, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.
     (b) The execution, delivery and performance by Holdings and the Borrower of this Waiver have been duly authorized by all requisite corporate or limited liability company action and will not violate the articles of incorporation or bylaws (or other constituent documents) of Holdings or the Borrower.
     (c) After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing as of the date hereof.

     Section 5. Fees. As consideration for the execution of this Waiver, the Borrower agrees to pay to the Administrative Agent for the account of each Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed Acknowledgment and Consent (or a release from escrow of an Acknowledgment and Consent previously delivered in escrow) with respect to this Waiver by 12:00 p.m. (New York Time) on August 11, 2006 (or such later date or time as the Administrative Agent and the Borrower may agree), a waiver fee equal to 0.075% of such Lender’s aggregate Loans then outstanding and (without duplication) Commitments then in effect.
     Section 6. Costs and Expenses. As provided in Section 9.05(a) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Waiver, including the reasonable fees, charges and disbursements of counsel or other advisors for advice, assistance or other representation in connection with this Waiver.
     Section 7. Reference to and Effect on the Loan Documents.
     (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Waiver and the Credit Agreement shall be read together and construed as a single instrument.
     (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
     (d) Each of Holdings and the Borrower, on behalf of itself and each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.
     Section 8. Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Waiver.
     Section 9. Governing Law. This Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     Section 10. Headings. Section headings contained in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purposes.
     Section 11. Waiver of Jury Trial. Each Of The Parties Hereto Irrevocably Waives Trial By Jury In Any Action Or Proceeding With Respect To This Waiver Or Any Other Loan Document.
[Signature Pages Follow]

     In Witness Whereof, the parties hereto have caused this Waiver to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.

Alpha NR Holding, Inc. as Holdings
By:
Name:
Title:

Alpha Natural Resources, LLC as Borrower
By:
Name:
Title:

[SIGNATURE PAGE TO ANR WAIVER]

Citicorp North America, Inc., as Administrative Agent
By:
Name:
Title:

[SIGNATURE PAGE TO ANR WAIVER]

Exhibit A
Acknowledgement And Consent

To:	Citicorp North America, Inc., as Administrative Agent 388 Greenwich Street New York, New York 10013 Attention: Daniel J. Miller
          Re: Alpha Natural Resources, LLC
          Reference is made to Credit Agreement, dated as of October 26, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Alpha NR Holding, Inc., a Delaware corporation (“Holdings”), Alpha Natural Resources, LLC, a Delaware limited liability company (the “Borrower”), Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders and Issuing Banks. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement as amended.
          Holdings and the Borrower have requested that the Lenders consent to a waiver to the Credit Agreement on the terms described in the Waiver and Consent to Credit Agreement (the “Waiver”), the form of which is attached hereto.
          Pursuant to Section 9.08 of the Credit Agreement, the undersigned Lender hereby consents to the terms of the Waiver and authorizes the Administrative Agent to execute and deliver the Waiver on its behalf.

Very truly yours,

[Name of Lender]

By:

Name:
Title:
Dated as of August __, 2006